Exhibit 99.3

IBM 20 2022 Earnings July 18, 2022 ibm.com/investor

Forward-looking statements and non-GAAP information Certain comments made in this presentation may be characterized as forward looking under the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on the company’s current assumptions regarding future business and financial performance. Those statements by their nature address matters that are uncertain to different degrees. Those statements involve a number of factors that could cause actual results to differ materially. Additional information concerning these factors is contained in the Company’s filings with the SEC. Copies are available from the SEC, from the IBM website, or from IBM Investor Relations. Any forward-looking statement made during this presentation speaks only as of the date on which it is made. The company assumes no obligation to update or revise any forward-looking statements except as required by law; these charts and the associated remarks and comments are integrally related and are intended to be presented and understood together. including operating earnings and other “operating” financial measures, consolidated free cash flow, net cash from operating activities excluding IBM Financing receivables, and adjustments for currency. The rationale for management’s use of this non-GAAP information is included as Exhibit 99.2 to the company’s Form 8-K submitted to the SEC on July 18, 2022. The reconciliation of non-GAAP information to GAAP is included on the slides entitled “Non-GAAP supplemental materials” in this presentation, as well as in Exhibit 99.1 to the company’s Form 8 -K submitted to the SEC on July 18, 2022. To provide better transparency, the company also discusses management performance metrics including hybrid cloud revenue, annual recurring revenue, signings, and book-to-bill. The metrics are used to monitor the performance of the business and are viewed as useful decision-making information for management and stakeholders. The rationale for management’s use of these performance metrics and their calculation are included in the Management Discussion section of the company’s 2021 Annual Report, which is Exhibit 13 to the Form 10-K submitted with the SEC on February 22, 2022. For other related information please visit the Company’s investor relations website at: Unless otherwise specified, results are presented on a continuing operations basis. All references to revenue impacts from sales to Kyndryl are incremental sales post-separation. In an effort to provide additional and useful information regarding the company’s financial results and other financial information as determined by generally accepted accounting principles (GAAP), the company also discusses, in its earnings press release and presentation materials, certain non-GAAP information https://www.ibm.com/investor/events/earning s-2q22 2

Arvind Krishna Chairman and Chief Executive Officer James Kavanaugh SVP, Finance & Operations, Chief FinancialOfficer 3

CEO perspective 2Q22 Performance “In the quarter we delivered good revenue performance with balanced growth across our geographies, driven by client demand for our hybrid cloud and AI offerings. The IBM team executed our strategy well. Hybrid cloud and AI progress With our first half results, we continue to expect full-year revenue growth at the high end of our mid-single digit model.” A rvind Krishna IBM Chairman and CEO Clients, ecosystem and innovation 4

Hybrid cloud and AI progress

Our platform approach

IBM Consulting
- Business Transformation
- Technology Consulting
- Application Operations

System Integrator Partners

IBM Software
IBM Cloud Paks
- Automation
- Data & AI
- Security
- Transaction Processing

Software and SaaS Partners

Red Hat Hybrid Cloud Platform

Development, Security and Operational Services

- OpenShift
- Red Hat Enterprise Linux
- Ansible Automation Platform

IBM Infrastructure
- zSystems
- Distributed Infrastructure (IBM Cloud, Power, Storage)
- Infrastructure Support

Public Clouds
- AWS
- Azure
- Others

Enterprise Infrastructure

Edge

Accelerating client adoption

Expanding partner ecosystem

Delivering innovation

5

Financial highlights 2Q22 16% Revenue growth incl. nearly 5 pts from sales to Kyndryl 420bps Pre-tax margin expansion (Operating) >70% Revenue mix in software and consulting $7.8B Cash on hand, incl. marketable securities “We are a faster-growing, focused, disciplined company with sound business fundamentals. $21.7B Hybrid cloud revenue (TTM), +19% yr/yr Our recurring revenue stream and solid cash generation position us well to continue to invest in R&D, acquire new companies, and strengthen our talent in every part of the business, while also returning value to shareholders through our dividend.” Ja mes Kavanaugh IBM SVP & CFO Revenue growth rates @CC 6 $15.5B $3.3B RevenueFree Cash Flow (YTD)

Software

Broad-based growth across Hybrid Platform & Solutions

Annual recurring revenue* of $12.9B, +8% yr/yr

Investments in innovation and go to market

$6.2B

Revenue

+12%

Revenue growth (includes ~7 pts from sales to Kyndryl)

Revenue categories

Transaction Processing
+19% yr/yr
~22 pts
sales to Kyndryl



Hybrid Platform & Solutions
+9% yr/yr
~1.5 pts
sales to Kyndryl

Red Hat	17%
Automation	8%
Data & AI	4%
Security	5%

2Q22 results; revenue and annual recurring revenue growth rates @CC
*Annual recurring revenue for Hybrid Platform & Solutions

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Consulting Pervasive double-digit revenue growth Book-to-bill ratio of 1.1 for the past year Strength in Red Hat and strategic partner practices Investments in skills and capabilities; competitive labor market Revenue categories Business Tr ansformation + 16% yr/yr Application Operations + 17% yr/yr Technology C onsulting + 23% yr/yr 8 2Q22 results; revenue growth rates @CC $4.8B +18% RevenueRevenue growth

Infrastructure

Solid z16 launch

Distributed Infrastructure growth driven by storage and high-end Power

Pre-tax margin reflects mix benefit from zSystems growth

$4.2B

Revenue

+25%

Revenue growth (includes ~7 pts from sales to Kyndryl)

Revenue categories


Infrastructure Support
+5% yr/yr
~8 pts
sales to Kyndryl
Hybrid
Infrastructure
+41% yr/yr
~7 pts
sales to Kyndryl
zSystems +77%
Distributed
Infrastructure +17%

2Q22 results; revenue growth rates @CC

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Summary 2022 Expectations Revenue growth @CC at high-end of mid-single digit model, plus ~3.5 pts from sales to Kyndryl Free cash flow of ~$10 billion 2Q 2022 Progress Executing a focused hybrid cloud and AI strategy Broad-based revenue performance Investing in innovation, ecosystem, talent 10

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Supplemental material Revenue and P&L highlights Cash flow and balance sheet highlights Currency impact on revenue growth Software & Infrastructure segment details Consulting segment details Expense summary Balance sheet summary Cash flow summary Cash flow (ASC 230) Software segment revenue categories Consulting segment revenue categories Infrastructure segment revenue categories Non-GAAP supplemental materials ● ● ● ● ● ● ● ● ● ● ● ● ● Unless otherwise specified, results are presented on a continuing operations basis. Some columns and rows in these materials, including the supplemental exhibits, may not add due to rounding 12

Revenue and P&L highlights ~5 pts ~1 pts Revenue Hybrid cloud Hybrid cloud (TTM) $15.5 $5.9 $21.7 16% 24% 19% Gross profit Expense Pre-tax income Net income Earnings per share $8.5 $6.0 $2.5 $2.1 $2.31 5% 6% 48% 45% 43% ~ 3 pts ~ 6 pts ~ 6 pts Gross profit margin Expense E/R Pre-tax income margin Net income margin Tax rate 54.5% 38.3% 16.2% 13.5% 16.4% (2.0 pts) 6.2 pts 4.2 pts 3.3 pts (1.9 pts) Americas Europe/ME/Africa Asia Pacific $8.1 $4.5 $2.9 15% 17% 15% Revenue growth rates @CC, $ in billions 13 Operating P&L highlights % 2Q22 B/(W) Yr/Yr Geography revenue2Q22 B/(W)sales to KD Yr/Yrbenefit Revenue highlights 2Q22 B/(W)sales to KD Yr/Yrbenefit Operating P&L highlights $ 2Q22 B/(W) Yr/Yr

Cash flow and balance sheet highlights Consolidated net cash from operations* Consolidated free cash flow** $2.6 $2.1 $0.9 $1.1 Cash & marketable securities Total debt $7.8 $50.3 $7.6 $51.7 $8.2 $55.2 Net capital expenditures Acquisitions Dividends $0.5 $0.3 $1.5 IBM Financing debt Core (non-IBM Financing) debt $12.3 $38.0 $13.9 $37.8 $17.5 $37.7 $ in billions *Non-GAAP financial measure; excludes Financing receivables **Non-GAAP financial measure; adjusts for Financing receivables and net capital expenditures 14 Selected debt measuresJun 22 Dec 21 Jun 21 Selected uses of cash2Q22 Balance sheet Jun 22 Dec 21 Jun 21 Cash flow 2Q22 Yr/Yr

Currency impact on growth US $B $15.5 ($0.9) Yr/Yr 9.3% (6 pts) 15.6% Revenue as reported Currency impact Revenue @CC 15 Quarterly averages per US $ 1Q22 Yr/Yr2Q22 Yr/Yr Spot 7/15/22 3Q22 4Q22 FY22 Euro 0.89 (7%) 0.94 (13%) Pound 0.75 (3%) 0.80 (11%) Yen 116 (10%) 130 (19%) Revenue impact, future @ 7/15/22 Spot (6 pts) Prior view @ 4/18/22 Spot~(5 pts) 0.99 0.84 139 (17%) (13%) (13%) (16%) (14%) (11%) (26%) (22%) (19%) ~(8 pts) ~(6 pts) ~(6 pts) ~(4 pts) (2-3 pts) (3-4 pts)

Software & Infrastructure segment details Includes sales to Kyndryl Revenue Hybrid Infrastructure zSystems Distributed Infrastructure Infrastructure Support Pre-tax income Pre-tax income margin $4.2 $2.8 25% 41% 77% 17% 5% 55% 4.1 pts Revenue Hybrid Platform & Solutions Red Hat Automation Data & AI Security Transaction Processing Pre-tax income Pre-tax income margin $6.2 $4.4 12% 9% 17% 8% 4% 5% 19% 30% 4.0 pts $1.5 $0.8 17.9% $1.8 $1.4 22.3% Hybrid cloud revenue (TTM) $3.7 (5%) Hybrid cloud revenue (TTM) $9.0 23% Annual recurring revenue* $12.9 8% Revenue and annual recurring revenue growth rates @CC, $ in billions *Annual recurring revenue for Hybrid Platform & Solutions 16 Infrastructure segment 2Q22 B/(W) Yr/Yr Software segment 2Q22 B/(W) Yr/Yr

Consulting segment details Revenue Business Transformation Technology Consulting Application Operations Gross profit margin Pre-tax income Pre-tax income margin $4.8 $2.2 $0.9 $1.7 24.2% $0.3 7.1% 18% 16% 23% 17% (3.4 pts) 27% 1.0 pts Hybrid cloud revenue (TTM) $8.6 32% Signings Book-to-bill ratio (TTM) 7% $4.7 1.1 Revenue and signings growth rates @CC, $ in billions 17 Consulting segment 2Q22 B/(W) Yr/Yr

Expense summary $ in billions *includes ~($0.230B) gain on divestiture of our healthcare software assets and ~($0.145B) net exchange gain which mitigates currency impact throughout the P&L **includes acquisitions in the last twelve months net of non-operating acquisition-related charges and includes impact of closed divested businesses ***represents the percentage change after excluding the impact of currency, acquisitions and divestitures 18 Expense2Q22 B/(W) Yr/Yr Acq/ CurrencyDivest** Base*** SG&A – operating $4.6 Flat RD&E $1.7 (2%) IP and custom development income ($0.2) 32% Other (income)/expense - operating ($0.4)* NM Interest expense $0.3 (5%) Operating expense & other income $6.0 6% 4 pts (2 pts) (3 pts) 2 pts 0 pts (4 pts) 7 pts 2 pts (3 pts)

Balance sheet summary Consolidated Cash & marketable securities Core (non-IBM Financing) assets* IBM Financing assets Total assets $7.8 $105.4 $14.3 $127.5 $7.6 $108.9 $15.5 $132.0 $8.2 $119.2 $19.4 $146.8 Other liabilities Core (non-IBM Financing) debt* IBM Financing debt Total debt Total liabilities Equity $57.7 $38.0 $12.3 $50.3 $108.0 $19.5 $61.3 $37.8 $13.9 $51.7 $113.0 $19.0 $69.6 $37.7 $17.5 $55.2 $124.7 $22.1 $ in billions *includes eliminations of inter-company activity 19 Jun 22 Dec 21 Jun 21

Cash flow summary Consolidated $ in billions 20 QTDB/(W) 2Q22Yr/Yr YTDB/(W) 2Q22 Yr/Yr Net cash from operations $1.3 ($1.3) Less: IBM Financing receivables($1.3) ($2.2) Net cash from operations (excluding IBM Financing receivables)$2.6 $0.9 Net capital expenditures ($0.5) $0.2 Free cash flow (excluding IBM Financing receivables)$2.1 $1.1 Acquisitions ($0.3) $1.5 Divestitures $1.2 $1.2 Dividends ($1.5) ($0.0) Non-IBM Financing debt ($2.9) ($2.3) Other (includes IBM Financing net A/R & IBM Financing debt)* ($1.6) ($1.3) Change in cash & marketable securities ($3.0) $0.1 $4.6 ($3.0) $0.4 ($3.4) $4.2 $0.4 ($0.9) $0.3 $3.3 $0.8 ($1.0) $1.9 $1.3 $1.3 ($3.0) ($0.0) $1.7 $4.1 ($2.2) ($1.7) $0.2 $6.3

Cash flow (ASC230) Consolidated $ in billions 21 QTDQTD 2Q222Q21 YTDYTD 2Q22 2Q21 Net income from operations $1.4 $1.3 Depreciation / amortization of intangibles $1.2 $1.7 Stock-based compensation $0.3 $0.2 Working capital / other ($0.3) ($1.5) IBM Financing A/R ($1.3) $0.9 Net cash provided by operating activities $1.3 $2.6 Capital expenditures, net of payments & proceeds ($0.5) ($0.7) Divestitures, net of cash transferred $1.2 ($0.0) Acquisitions, net of cash acquired ($0.3) ($1.7) Marketable securities / other investments, net ($0.3) ($0.2) Net cash provided by/(used in) investing activities $0.2 ($2.7) Debt, net of payments & proceeds($2.5) ($1.5) Dividends($1.5) ($1.5) Common stock repurchases-- Financing - other ($0.2) ($0.2) Net cash provided by/(used in) financing activities ($4.2) ($3.1) Effect of exchange rate changes on cash($0.3) $0.1 Net change in cash, cash equivalents & restricted cash($3.0) ($3.1) $2.1 $2.3 $2.5 $3.4 $0.5 $0.5 ($0.9) ($2.3) $0.4 $3.8 $4.6 $7.5 ($0.9) ($1.2) $1.3 ($0.0) ($1.0) ($2.9) ($0.6) ($0.6) ($1.2) ($4.7) $0.4 ($5.8) ($3.0) ($2.9) - - ($0.3) ($0.2) ($2.8) ($8.9) ($0.3) ($0.1) $0.3 ($6.1)

Software segment categories

Revenue categories

Hybrid Platform & Solutions

Software, infused with AI, to help clients operate, manage, and optimize their IT resources and business processes within hybrid, multi-cloud environments

- Red Hat: incl. RHEL, OpenShift, Ansible
- Automation: incl. business automation, AIOps and management, integration, and application servers
- Data & AI: incl. data fabric, customer care, data management, business analytics, dataops & governance, asset & supply chain management, information exchange and weather
- Security: incl. software and services for threat, data and identity

Transaction Processing

Software that supports clients' mission-critical on-premise workloads in industries such as banking, airlines and retail

- incl. transaction processing software such as Customer Information Control System and storage software, and analytics and integration software running on IBM operating systems (e.g., DB2 and WebSphere running on z/OS)

Revenue categories – FY 2021


Red Hat
Automation
Data & AI
Security
Hybrid Platform & Solutions
Transaction Processing

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Consulting segment categories Business Transformation Services that enable clients to apply technologies at scale to transform key workflows, processes and domains end-to-end incl. finance & supply chain, talent, strategy, business process design and operations, data and analytics, and system integration These services deploy AI in business processes to exploit the value of data incl. a full ecosystem of partners: SAP, Adobe, Salesforce and Oracle, among others Business Transformation Technology Consulting Application Operations Technology Consulting The skills to architect and implement cloud platforms and strategies to transform enterprise experience and enable innovation, including application modernization on the hybrid cloud with Red Hat OpenShift Application Operations Application and cloud platform services required to operationalize and run cloud platforms Manage, optimize, and orchestrate application and data workloads across environments through both custom applications and ISV/ERP packages 23 Revenue categories – FY 2021 Revenue categories

Infrastructure segment categories Hybrid Infrastructure Innovative infrastructure platforms to help meet the new requirements of hybrid multi-cloud and enterprise AI workloads leveraging flexible and as-a-service consumption models zSystems: incl. hardware and operating system Distributed Infrastructure: incl. Power hardware and operating system, storage hardware, IBM Cloud IaaS, OEM asset recovery service Hybrid Infrastructure zSystems Infrastructure Support Infrastructure Support Comprehensive, proactive and AI enabled services to maintain and improve the availability and value of clients’ IT infrastructure (hardware and software) both on-premises and in the cloud incl. maintenance for IBM products and other technology platforms Di tributed Infr structure 24 Revenue categories – FY 2021 Revenue categories

Non-GAAP supplemental materials Reconciliation of revenue performance - 2Q 2022 2Q22 Yr/Yr GAAP @CC Total revenue Total hybrid cloud Total hybrid cloud (TTM) 9% 18% 16% 16% 24% 19% Americas Europe/ME/Africa Asia Pacific 14% 5% 3% 15% 17% 15% The above reconciles the non-GAAP financial information contained in the “Financial highlights”, “Revenue and P&L highlights”, and “Prepared remarks” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8 -K dated July 18, 2022, for additional information on the use of these Non-GAAP financial measures 25

Non-GAAP supplemental materials Reconciliation of segment revenue performance - 2Q 2022 2Q22 Yr/Yr 2Q22 Yr/Yr GAAP @CC GAAP @CC Consulting Business Transformation Technology Consulting Application Operations Hybrid cloud revenue (TTM) 10% 9% 14% 9% 28% 18% 16% 23% 17% 32% Software Hybrid Platform & Solutions Red Hat Automation Data & AI Security Transaction Processing Hybrid cloud revenue (TTM) 6% 4% 12% 4% Flat Flat 12% 20% 12% 9% 17% 8% 4% 5% 19% 23% Infrastructure Hybrid Infrastructure zSystems Distributed Infrastructure Infrastructure Support Hybrid cloud revenue (TTM) 19% 34% 69% 11% (2%) (7%) 25% 41% 77% 17% 5% (5%) The above reconciles the non-GAAP financial information contained in the “Software”, “Consulting”, “Infrastructure”, “Software & Infrastructure segment details”, “Consulting segment details”, and “Prepared remarks” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8-K dated July 18, 2022, for additional information on the use of these Non-GAAP financial measures. 26

Non-GAAP supplemental materials Reconciliation of expense summary - 2Q 2022 2Q22 Non-GAAP Adjustments GAAP Operating (Non-GAAP) SG&A Currency Acquisitions/divestitures Base* RD&E Currency Acquisitions/divestitures Base* Operating expense & other income Currency Acquisitions/divestitures Base* 4 pts (2 pts) (3 pts) 0 pts 0 pts 0 pts 4 pts (2 pts) (3 pts) 2 pts 0 pts (4 pts) 0 pts 0 pts 0 pts 2 pts 0 pts (4 pts) 5 pts 2 pts (2 pts) 2 pts 0 pts (1 pts) 7 pts 2 pts (3 pts) The above reconciles the non-GAAP financial information contained in the “Expense summary” discussion in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8 -K dated July 18, 2022, for additional information on the use of these Non-GAAP financial measures. *Represents the percentage change after excluding the impact of currency, acquisitions and divestitures. 27

Non-GAAP supplemental materials Reconciliation of continuing operations - 2Q 2022 2Q22 Retirement-related adjustments Acquisition-related adjustments Tax reform impacts Kyndryl-related impact Operating (non-GAAP) GAAP Gross profit Gross profit margin SG&A Other (income) & expense Total expense Pre-tax income Pre-tax income margin Tax rate Net income Net income margin Earnings per share $8,290 53.4% 4,855 (81) 6,568 1,722 11.1% 14.9% 1,465 9.4% $1.61 $180 1.2 pts (279) (1) (280) 460 3.0 pts 1.8 pts 345 2.2 pts $0.38 — — — (192) (192) 192 1.2 pts 0.7 pts 146 0.9 pts $0.16 — — — — — — — (0.2 pts) 4 0.0 pts $0.00 — — (0) (145) (145) 145 0.9 pts (0.9 pts) 145 0.9 pts $0.16 $8,470 54.5% 4,576 (418) 5,952 2,518 16.2% 16.4% 2,105 13.5% $2.31 $ in millions (except EPS which is in whole dollars) The above reconciles the non-GAAP financial information contained in the “Financial highlights”, “Revenue and P&L highlights”, “Expense summary” and “Prepared remarks” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8 -K dated July 18, 2022, for additional information on the use of these Non-GAAP financial measures. 28

Non-GAAP supplemental materials Reconciliation of tax rate and pre-tax income margin - expectations Operating (non-GAAP) B/(W) GAAP B/(W) Tax rate Full-year 2022* Mid Teens Mid-High Teens Pre-tax margin Improvement Yr/Yr from 3Q21 to 3Q22 ~3 pts** ~2 pts *includes estimate of discrete tax events for the year; actual events will be recorded as they occur **does not assume a mark-to-market impact in the third quarter 2022 of the Kyndryl retained shares as we cannot forecast the Kyn dryl stock price The above reconciles the non-GAAP financial information contained in the “Prepared remarks” discussion in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8 -K dated July 18, 2022, for additional information on the use of this Non-GAAP financial measure. 29

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